SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  May 15, 1998

(Date of earliest event reported)

Commission File No.:  333-38073


Merrill Lynch Mortgage Investors, Inc.
Mortgage Pass-Through Certificates, Series 1998-C1-CTL Trust
(Exact name of registrant as specified in its charter)

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

Pending
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7900
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On May 15, 1998 a distribution was made to holders of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 1998-C1-CLT Trust.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,  Series 1998-C1-CTL Trust,  relating to the May 15,
               1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Merrill Lynch Mortgage Investors, Inc.
            Mortgage Pass-Through Certificates, Series 1998-C1-CTL Trust


May 29, 1998         by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,  Series 1998-C1-CTL Trust,  relating to the May 15,
               1998 distribution